UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2019 (May 21, 2019)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K (the “Original Filing”) filed by GNC Holdings, Inc. (the “Company”) on April 11, 2019, the Company’s Board of Directors (the “Board”) appointed Michele S. Meyer to the Board, effective as of April 8, 2019.
At the time of the Original Filing, the Board had not made a determination regarding any committee assignments for Ms. Meyer. This Current Report on Form 8-K is providing the committee assignment information omitted from the Original Filing. On May 21, 2019, the Board appointed Ms. Meyer to both the Compensation and Organizational Development Committee and the Nominating and Corporate Governance Committee of the Board, effective immediately.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)  The Company held its annual meeting of stockholders on May 21, 2019.

(b)  Three proposals were submitted by the Company’s Board to a vote of stockholders, and the final results of the voting on each proposal are noted below. The Company’s stockholders elected each of the Board’s nine nominees for director for a term that expires at the Company’s 2020 annual meeting of stockholders, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2019; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019.

Proposal No. 1- Election of Directors

Nominee	For	Withhold/Abstain	Broker Non-Vote
Hsing Chow	81,202,804	2,186,944	22,685,253
Alan D. Feldman	81,632,550	1,757,198	22,685,253
Michael F. Hines	81,946,986	1,442,762	22,685,253
Amy B. Lane	81,596,314	1,793,434	22,685,253
Philip E. Mallott	81,444,530	1,945,218	22,685,253
Kenneth A. Martindale	81,258,882	2,130,866	22,685,253
Michele S. Meyer	82,187,858	1,201,890	22,685,253
Robert F. Moran	81,769,700	1,620,048	22,685,253
Yong Kai Wong	81,326,575	2,063,173	22,685,253

Proposal No. 2- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
64,223,816	18,193,238	972,694	22,685,253

Proposal No. 3- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
103,741,728	2,012,274	320,999	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: May 23, 2019 By:	/s/ Tricia K. Tolivar
Name: Tricia K. Tolivar
Title: Executive Vice President and
Chief Financial Officer